Fees and Expenses - Goldman Sachs ActiveBeta(R) Emerging Markets Equity ETF	Aug. 31, 2025
Prospectus [Line Items]
Expenses Restated to Reflect Current [Text]	The Fund’s “Management Fees” and “Other Expenses” have been restated to reflect current fees.
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Expense Example Narrative [Text Block]	This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be: